SCHEDULE 14A
                  Information Required in Proxy Statement


                         SCHEDULE 14A INFORMATION
                 Proxy Statement Pursuant to Section 14(a)
                  of the Securities Exchange Act of 1934

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     Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                          Thornburg Investment Trust
             ------------------------------------------------
             (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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     14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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                                                            DEFINITIVE COPY

                        THORNBURG INVESTMENT TRUST
                Thornburg Limited Term U.S. Government Fund
                    Thornburg Limited Term Income Fund
                   Thornburg Intermediate Municipal Fund
             Thornburg New Mexico Intermediate Municipal Fund
               Thornburg Florida Intermediate Municipal Fund
                           Thornburg Value Fund
                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Thornburg Investment Trust:

     A Special Meeting of Shareholders of each Fund identified above, each of which is a series of Thornburg Investment Trust (the "Company"), will be held at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico on April 16, 1996 at 2:00 p.m. prevailing Mountain Time, to act on the matters described below.

(1) To consider a restructuring of the manner in which certain expenses are charged to the Company's Funds, by restating the Investment Advisory Agreement applicable to each of the Funds and adopting an Administrative Services Agreement, to reallocate the current services performed and the current fees paid to the investment adviser so that a portion of these services will be performed and fees associated with them will be paid pursuant to the new Administrative Services Agreement. This restructuring would not cause Fund expenses to increase at current asset levels.

(2)  To elect Trustees.

(3) To consider ratification of the appointment by the Trustees of McGladrey & Pullen, LLP, as independent auditors of the Company for the current fiscal year.

(4) To transact such other business as may properly come before the Meeting and any adjournments thereof.

Only shareholders of record on February 16, 1996 will be entitled to notice of, and to vote at the meeting or any adjournments thereof.

                          YOUR VOTE IS IMPORTANT
                    NO MATTER HOW MANY SHARES YOU OWNED
                            ON THE RECORD DATE

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                                             By Order of the Trustees

                                             DAWN B. SHAPLAND
                                             Secretary
Santa Fe, New Mexico
    February 27, 1996

                                                            DEFINITIVE COPY

                              PROXY STATEMENT

                      SPECIAL MEETING OF SHAREHOLDERS
                                    OF
                        THORNBURG INVESTMENT TRUST
                Thornburg Limited Term U.S. Government Fund
                    Thornburg Limited Term Income Fund
                   Thornburg Intermediate Municipal Fund
             Thornburg New Mexico Intermediate Municipal Fund
               Thornburg Florida Intermediate Municipal Fund
                           Thornburg Value Fund
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico  87501

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Thornburg Investment Trust (the "Company") for use at the Company's Special Meeting of Shareholders (the "Meeting") to be held at 119 East Marcy Street, Suite 202, Santa Fe, New Mexico, on April 16, 1996 at 2:00 p.m. prevailing Mountain Time, and at any postponement or adjournment thereof.

     The Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and form of proxy are being mailed on or about February 28, 1996 to shareholders of record on the record date.

                              GENERAL MATTERS

     Any person giving a proxy may revoke it at any time prior to its use. Signed proxies received by the Company in time for voting and not so revoked will be voted in accordance with the directions specified in the proxy. If no instructions are given, the proxy will be voted in favor of all proposals, and at the discretion of the proxy holders, on any other matters which may properly come before the Meeting or any postponement or adjournment thereof. The Trustees do not know of any actions to be considered at the Meeting other than those referred to in the Notice of Special Meeting.

     A majority of the outstanding shares of each of the Company's Funds, represented in person or by proxy, will be required to constitute a quorum at the Meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining the existence of a quorum. If a proposal must be approved by a percentage of votes cast on the proposal, abstentions and broker non-votes will not be counted and will have no effect on the result of the vote. If the proposal must be approved by a percentage of voting securities present at the Meeting, abstentions will be counted as votes against the proposal and broker non-votes will not be counted and will have no effect on the result of the vote. The required vote for each proposal and the manner of counting votes is described below under the caption "Required Votes."

     If a quorum is present at the Meeting, but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will be approved if the votes cast in favor of adjournment exceed the votes cast opposing the adjournment. It is anticipated that the persons named as proxies will vote in favor of any such adjournment.

     Costs of soliciting proxies will be borne by the Company. In addition to solicitation of proxies by use of the mails, some of the officers of the Company and persons affiliated with Thornburg Management Company, Inc., the investment adviser to the Company, and Thornburg Securities Corporation, the distributor of shares of the Company, may, without remuneration, solicit proxies personally or by telephone, telegram or facsimile transmission. The Company also may retain D. F. King & Co., Inc., a professional proxy solicitor, or another professional proxy solicitor to assist in soliciting proxies. The solicitor's fee is estimated at $5,000 to $10,000, plus expenses, depending upon the extent of the solicitor's activities.

     On February 16, 1996, the record date for the determination of shareholders entitled to vote at the Meeting, there were an aggregate of 44,542,781.24 shares entitled to vote, constituting all of the outstanding voting securities of the Company, and the issued and outstanding shares for each Fund and their respective classes on the record date were as follows:

Fund                                                 Class A      Class C
------------------------------------------------     -------      -------
Thornburg Limited Term U.S. Government Fund       11,344,925.84  201,046.49
Thornburg Limited Term U.S. Government Fund        1,975,975.84  148,831.11
Thornburg Intermediate Municipal Fund             17,941,713.11  399,655.45
Thornburg New Mexico Intermediate Municipal Fund  10,176,146.35       -
Thornburg Florida Intermediate Municipal Fund      1,510,057.22   56,952.74
Thornburg Value Fund                                 727,305.03   60,172.06

Each full share of the Company outstanding on the record date is entitled to one full vote and each fractional share outstanding on that date is entitled to a proportionate share of one vote.

Required Votes

Proposal 1.      Votes will be counted separately for each of the Funds.
----------   Proposal 1 must be approved by affirmative vote of a majority of the outstanding voting securities of each Fund, which is defined as the lesser of (i) a majority of the outstanding shares of each Fund, or (ii) 67% or more of the shares of the Fund represented in person or by proxy at the Meeting if more than 50% of the outstanding shares of the Fund are represented.

Proposal 2.      The six nominees receiving the highest number votes cast at
----------   the meeting shall be elected.

Proposal 3.      Votes will be counted separately for each of the Funds.
----------   Proposal 3 must be approved by a majority of all votes cast at the Meeting on Proposal 3.

If any proposal is not approved as described, the Trustees will consider what appropriate action may be taken.

     THE COMPANY WILL FURNISH A COPY OF THE FUNDS' MOST RECENT ANNUAL REPORTS AND SEMIANNUAL REPORTS WITHOUT CHARGE TO ANY SHAREHOLDER REQUESTING THE REPORTS BY TELEPHONING THE COMPANY AT (800) 847-0200 OR WRITING TO THE COMPANY AT 119 EAST MARCY STREET, SUITE 202, SANTA FE, NEW MEXICO 87501.

                                PROPOSAL 1
                    RESTRUCTURING SERVICES AND EXPENSES

                               Introduction

     The Company's Trustees determined at a meeting held on December 18, 1995 to revise the manner in which certain investment management and administrative services are provided to each class of shares offered by each of the Company's Funds. Briefly described, the Trustees determined to separate the investment management services provided by Thornburg Management Company, Inc. ("TMC") from the basic administrative services TMC provides. The investment management services will continue to be provided to each Fund by TMC for a reduced fee in the same manner those services are provided today. The administrative services will be provided to each class of shares under a new, separate Administrative Services Agreement for a separate fee. The administrative services fee will be offset by the reduction in the
investment management fee, at current levels.   The reason for these changes
is to better associate the provision of existing and future services to shareholders with the expenditures made to obtain these services. These changes also will permit greater flexibility in creating new classes of shares with different expense structures. The Trustees believe that this will broaden the Company's appeal in the marketplace, increase the Company's size, and enhance its operating efficiencies so that shareholders may enjoy lower fees and costs over time because of improved economies of scale. The services furnished to the Funds after the restructuring will remain the same or be improved.

     Existing shareholders are not expected to pay higher fees or costs at current asset levels because of the proposed revisions. The table below shows what the proposed advisory and administrative services fees would have been for the fiscal year ended September 30, 1995 as if the restructuring had been in place for the year, and compares the total of the proposed fees to the actual fees accrued by TMC under the Investment Advisory Agreement for the year ended September 30, 1995. Decreases in advisory fees would have been offset by the addition of the administrative services fees.

             Summary:  Proposed Fees Fiscal Year Ended 9/30/95
             -------------------------------------------------
                                                        Total of  Management
                                                        Proposed     Fee
                                                        Advisory   Accrued
                                           Proposed        and     Current
                               Proposed    Adminis-      Adminis-  Agreement
                               Advisory    tration       tration   FY  ended
Fund                             Fee         Fee           Fees     9/30/95
----------------------       ------------ ------------  ---------- ---------
Thornburg Limited Term        $ 569,479   $   189,884   $  759,363 $ 759,363
U.S. Government Fund

Thornburg Limited Term          107,663        26,948      134,611   134,611
Income Fund

Thornburg Intermediate        1,082,481       270,708    1,353,189 1,353,189
Municipal Fund

Thornburg New Mexico            692,279       173,126      865,405   865,405
Intermediate Municipal Fund

Thornburg Florida Intermediate   58,716        14,703       73,419    73,419
Municipal Fund

Thornburg Value Fund              (commenced operations on October 2, 1995)

The figures in the table display accrued fees, before any waiver of fees. Figures are not shown for Thornburg Value Fund, which commenced operations on October 2, 1995.

     The specific aspects of this proposal are described below in detail.

Description of Proposal

     TMC currently provides both investment management and administrative services under the Investment Advisory Agreement. The proposal contemplates restating the Investment Advisory Agreement to limit its scope to investment management services and related activities only, and to adopt for each class of shares offered by the Funds an Administrative Services Agreement governing administrative services. The restated Investment Advisory Agreement and the form of Administrative Services Agreement accompany this Proxy Statement as Exhibits A and B, respectively.

     The Investment Advisory Agreement applicable to each Fund and the date of its last consideration by shareholders is shown below:

                                                         Last Considered
Fund                               Date of Agreement     By Shareholders
------------------------------     -----------------     ---------------
Thornburg Limited Term             November 6, 1987      March 25, 1988
U.S. Government Fund

Thornburg Intermediate             June 20, 1991         January 24, 1992
Municipal Fund

Thornburg New Mexico Inter-        June 20, 1991         January 24, 1992
mediate Municipal Fund

Thornburg Limited Term             September 30, 1992    September 30, 1992
Income Fund

Thornburg Florida Intermediate     January 31, 1994      January 31, 1994
Municipal Fund

Thornburg Value Fund               September 30, 1995    September 30, 1995

    The Investment Advisory Agreement applicable to each Fund has been continued on an annual basis by an annual affirmative vote of the Trustees of the Company, including a majority of the Trustees who are not interested persons of TMC or its affiliates, or officers or employees of the Company, cast in person at a meeting called for the purpose of voting on that approval. The Investment Advisory Agreement applicable to each Fund was most recently continued for an additional 12 months to November 6, 1996 by the Trustees, at a meeting on September 21, 1995, and will be considered again for continuation in late summer or autumn of 1996.

     Investment management services provided by TMC under the Trustees' supervision comprise the largest part of TMC's duties under the current Investment Advisory Agreement, and include the review and selection of portfolio securities, buying and selling of portfolio securities, periodic evaluations of the credit quality of portfolio securities and issuers, market research and evaluation of general economic conditions, and related activities. Investment management services and related activities are separable from administrative functions currently provided under the Investment Advisory Agreement. These administrative functions include bookkeeping and accounting for class income and expenses and the allocation of those items, review and administration of functions provided by outside service providers such as the custodian and transfer agents and the conduct of shareholder communications through written reports, telephone advice and other means.

     The Trustees have determined, subject to shareholder approval, to restate the Investment Advisory Agreement applicable to each Fund so that it applies only to the investment management services common to all classes of the Company's Funds. Upon approval of this proposal, the rate of the investment advisory fee charged each Fund will be reduced accordingly, as shown in the following table:

Thornburg Limited Term
U.S. Government Fund
                    Net Assets of Fund         Old Rate     New Rate
                    ------------------         --------     --------
                    0 to $1 billion              .50%        .375%
                    $1 billion to $2 billion     .45%        .325%
                    Over $2 billion              .40%        .275%

Thornburg Limited Term Income Fund;
Thornburg Intermediate Municipal Fund;
Thornburg New Mexico Intermediate Municipal Fund;
Thornburg Florida Intermediate Municipal Fund
                    Net Assets of Fund          Old Rate     New Rate
                    ------------------          --------     --------
                    0 to $500 million            .625%        .50%
                    $500 million to $1 billion   .575%        .45%
                    $1 billion to $1.5 billion   .525%        .40%
                    $1.5 billion to 2 billion    .475%        .35%
                    Over $2 billion              .400%        .275%

Thornburg Value Fund
                    Net Assets of Fund          Old Rate     New Rate
                    ------------------          --------     --------
                    0 to $500 million            1.00%        .875%
                    $500 million to $1 billion    .95%        .825%
                    $1 billion to $1.5 billion    .90%        .775%
                    $1.5 billion to 2 billion     .85%        .725%
                    Over $2 billion               .80%        .675%

     These rates are calculated on average daily net assets and are paid monthly. At current asset levels, the new rate is 75% of the rate now charged to the limited Term U.S. Government Fund, 87.5% of the rate now charged to the Value Fund, and 80% of the rates now charged the other Funds. The decrease would be offset by the addition of the administrative services fee, at current asset levels.

     The Trustees also have adopted, subject to shareholder approval, an Administrative Services Agreement for Class A and Class C shares of each of the Funds under which TMC will provide to each class the administrative functions which will no longer be provided for TMC under the restated Investment Advisory Agreement. These administrative functions include bookkeeping and accounting for Fund income and expenses and the allocation of those items, review and administration of functions provided by outside service providers such as the custodian and transfer agents and the conduct of shareholder communications through written reports and telephone advice. The fee paid to TMC for these functions is calculated at an annual percentage of .125 of 1% of each class's average daily net assets, paid monthly, together with any applicable sales or similar tax.

     The restated Investment Advisory Agreement applicable to each Fund will continue to provide that the Company will pay all of its expenses, subject to TMC's reimbursement obligation described below. These expenses include, but are not limited to, taxes, brokerage fees and commissions, commitment fees, distribution expenses, certain insurance premiums, interest charges, fees and expenses of the custodian, transfer agent and dividend disbursing agent, telecommunications expenses, auditing and legal expenses, costs of forming the Company and maintaining its corporate existence, compensation of officers and employees of the Company, fees and travel expenses of outside Trustees, costs of other personnel performing service for the Company who are not officers of TMC or its affiliates, costs of federal and state registration fees and expenses, expenses of printing and distributing the Company's prospectus and share certificates and printing applications for shareholder accounts, and the fees payable under the Advisory Agreements, Administrative Services Agreements and applicable Rule 12b-1 plans and agreements. The restated Agreements further provide that the Funds will pay any applicable sales or similar taxes on TMC's fee. No such tax is currently imposed.

     The restated Investment Advisory Agreement applicable to each Fund provides that it may be terminated at any time without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund on 60 days' notice by the Company to TMC, or by TMC on 60 days' notice to the Company, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of TMC, or of reckless disregard of its obligations thereunder, the Company shall not hold TMC liable for any action or failure to act in accordance with its duties thereunder.

     The Administrative Services Agreement provides that it may be terminated at any time without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the share class to which the Agreement relates, on 60 days' notice to the Company. The Administrative Services Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of TMC, or of reckless disregard of its obligations under the Agreement, the Company will not hold TMC liable for any action or failure to act in accordance with its duties thereunder.

                         REASONS FOR RESTRUCTURING

     The reason for this reorganization of functions is to better allocate costs for specific services. This improved allocation will permit each Fund to create one or more new classes of shares which will pay the same cost of investment management under the restated Investment Advisory Agreement, but may pay a different administrative fee under an Administrative Services Agreement specific to each new class, depending upon the administrative functions required for the new class.

     The Trustees believe that the ability of each Fund to offer new classes of shares more closely tailored to specific purchasers may increase the total assets of the Funds. Increases in total assets can have the following benefits for shareholders:

     (a) increases in total assets will reduce the investment management fee charged to each share as assets of a Fund increase beyond each step in the investment advisory fee schedule displayed above;

     (b) other expenses also tend to decline with increases in a mutual fund's total assets;

     (c) a mutual fund may obtain the benefit of increased bargaining power that increased size brings in dealing for reduced brokerage commissions or dealer spreads on purchase and sale of securities;

     (d) developments within the mutual fund industry including networking systems, innovative methods of share distribution and new modes for delivering shareholder services may favor larger mutual funds, and may be denied completely to smaller mutual funds; and

     (e) larger mutual funds or mutual funds which are members of fund "families" may have advantages in managing and disposing of assets in declining markets.

     The Trustees of the Company recommend a vote FOR Proposal 1.

                     ADDITIONAL INFORMATION ABOUT TMC

     Thornburg Management Company, Inc., a Delaware corporation, is an investment adviser registered under the Investment Company Act of 1940. All of the voting capital stock of TMC is owned by Mr. H. Garrett Thornburg, Jr., who is president and sole director of TMC and is President and a Trustee of the Company. The principal office of TMC and Mr. Thornburg is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

     The officers of the Company who are officers or directors of TMC are as follows:

Name                       Position With Company     Position With TMC

H. Garrett Thornburg, Jr.  Chairman of Trustees,     Director, President
                           Trustee, President
Brian J. McMahon           Vice President            Managing Director
Steven J. Bohlin           Treasurer                 Managing Director
Ken Ziesenheim             Vice President            Managing Director
Dawn B. Shapland           Secretary                 Secretary, Managing
                                                     Director
John Ariola                Assistant Vice President  Employee
Susan Rossi                Assistant Vice President  Employee
Jonathan Ullrich           Assistant Vice President  Employee
Christine Thompson         Assistant Vice President  Employee

The address of each individual is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501.

     TMC is also investment adviser to the following mutual funds having investment objectives similar in certain respects to those of a number of the Company's Funds.

                                                 Asset Size
Fund                       Advisory Fee Rate     (as of December 31, 1995)
----------------------     -----------------     -------------------------
Thornburg Limited Term        .70%               $912,000,000
Municipal Fund
National Portfolio

Thornburg Limited Term        .75%               $ 98,600,000
Municipal Fund
California Portfolio

    Each of the foregoing mutual funds are separate series or portfolios of Thornburg Limited Term Municipal Fund, Inc., a registered series investment company. Each of these funds has an agreement with TMC which provides for a declining advisory fee rate with increases in asset size; the fee rates shown above are based upon the respective asset sizes shown above for each fund. For the fiscal year of the funds ending June 30, 1995, TMC reduced its investment advisory fee for Thornburg Limited Term Municipal Fund California Portfolio. TMC is also investment subadviser to Daily Tax-Free Income Fund, Inc. a mutual fund having assets of approximately $620 million as of December 31, 1995, and receives an annual fee of .10% of that fund's assets for its services.

     TMC agrees to waive portions of its investment advisory fee or assume certain Company expenses so that total Company expenses (including advisory fees and distribution expenses paid pursuant to the proposed plan and agreement of distribution, but exclusive of interest, taxes, brokerage and extraordinary expenses) do not in any year exceed the limits prescribed by any state in which the Company's shares are qualified for sale. The Company believes that currently the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30,000,000 of a Fund's average daily net assets, 2% of the next $70 million in assets and 1.5% of any additional net assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, the Company's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it by TMC. The Company may from time to time hire its own employees or contract to have services performed by third parties, and the management of the Company intends to do so whenever it appears advantageous to the Company. The Company's expenses for employees and such services are among the expenses subject to the expense limitation.

     TMC performs for the Company certain telephone answering services previously performed by the Company's transfer agent, National Financial Data Services, Inc. ("NFDS"). These telephone services include answering telephone calls placed to the Company or its transfer agent by shareholders, securities dealers and others through the Company's toll fee number, and responding to those telephone calls by answering questions, effecting certain shareholder transactions described in the Company's current prospectus, and performing such other, similar functions as the Company may reasonably prescribe from time to time. The Company currently pays one dollar for each telephone call, which was the charge previously imposed by the Company's transfer agent for this service. The Company paid reimbursements to TMC under this arrangement of $21,451.50 for all of the Company's Funds during the fiscal year ended September 30, 1995.

COMPANY RULE 12B-1 PLANS



     Class A shares of each Fund are subject to a Class A Service Plan under which TMC makes payments to securities dealers and other financial institutions and organizations to obtain various shareholder related services. The Class A Service Plans permit each Fund to reimburse TMC for these payments and other similar expenditures it may make at an annual rate up to .25% of the Fund's net assets attributable to Class A shares. For the year ended September 30, 1995 the Funds paid to TMC the following amounts under the Class A Service Plans:

     Thornburg Limited Term U.S. Government Fund       $345,423
     Thornburg Limited Term Income Fund                $ 52,571
     Thornburg Intermediate Municipal Fund             $500,756
     Thornburg New Mexico Intermediate Municipal Fund $332,809 Thornburg Florida Intermediate Municipal Fund $ 20,103
     Thornburg Value Fund *                                -

     * (Commenced operations October 2, 1995).

     Class C shares of each Fund have adopted a Class C Service Plan which is substantially similar to the Class A Service Plan for each Fund, under which TMC makes payments to securities dealers and other financial institutions and organizations to obtain various shareholder related services. The Class C Service Plans permit each of these Funds to reimburse TMC for these payments at an annual rate up to .25% of the Fund's net assets attributable to Class
C shares. Each Fund also has adopted a Class C Distribution Plan applicable to Class C shares under which the Fund will pay to Thornburg Securities Corporation ("TSC") on a monthly basis an annual distribution fee of up to
 .75% of the average daily net assets attributable to Class C shares of the Fund. This distribution fee is in addition to the service fee described above and is charged to and reduces the income allocated to Class C shares. TSC uses these amounts principally to compensate dealers (including banks) who sell Class C shares. For the year ended September 30, 1995, the Funds paid the following amounts to TMC and TSC under the Class C Service and Distribution Plans: Thornburg Limited Term U.S. Government Fund $11,219; Thornburg Limited Term Income Fund $3,276; Thornburg Intermediate Municipal Fund $17,809; Thornburg New Mexico Intermediate Municipal Fund $793; Thornburg Florida Intermediate Municipal Fund $670; Thornburg Value Fund - 0
- (commenced operations October 2, 1995).

     Rates of payment and the services provided under the Class A and Class C Service Plans, and the Class C Distribution Plans, will not be affected by approval of Proposal 1.

                          DISTRIBUTION AGREEMENT

     Thornburg Securities Corporation ("TSC") acts as principal underwriter of the Funds' shares and has its offices at 119 East Marcy, Suite 202, Santa Fe, New Mexico 87501. All of the issued and outstanding shares of TSC's voting stock are owned by H. Garrett Thornburg, Jr., the controlling shareholder of TMC. The Distribution Agreement provides that TSC will use its best efforts to distribute the Funds' shares, and that TSC will pay certain costs incurred in the distribution of shares including the printing and distribution of prospectuses and other marketing materials, commissions and advertising costs. For the year ended September 30, 1995, the following table displays the gross commissions received by TSC and amounts TSC paid to dealers and others selling the Company's shares as compensation for selling shares:

                                                    Amounts Paid
Fund                          Gross Commissions     to Dealers
--------------------------    -----------------     ------------
Thornburg Limited Term        $176,000              $149,000
U.S. Government Fund

Thornburg Limited Term         134,000               117,000
Income Fund

Thornburg Intermediate         707,000               645,000
Municipal Fund

Thornburg New Mexico           287,000               259,000
Intermediate Municipal Fund

Thornburg Florida Intermediate  63,000                55,000
Municipal Fund

Thornburg Value Fund *          - 0 -                 - 0 -

* (commenced operations October 2, 1995)


                                PROPOSAL 2
                           ELECTION OF TRUSTEES

     The following table displays information concerning each of the nominees for Trustee of the Company. Each nominee has agreed to hold office until a successor is elected and qualified or until the Trustee's death, resignation or removal from office. Because the Company does not hold annual meetings, Trustees will hold office for an indeterminate period. Messrs. Ault, Ater, Smith and Thornburg, named below as four of the six nominees, are currently Trustees and have served in that capacity since originally elected or appointed to serve. Messrs. Ault, Smith and Thornburg have served since the Company's inception in June, 1987, and Mr. Ater was appointed to serve in 1995. Mr. Weyhrauch and Mr. McMahon were nominated by the Trustees on February 2, 1996, each to fill a vacancy created by an increase in the number of Trustees. Messrs. Ater, McMahon and Weyhrauch are standing for election by shareholders for the first time at the Meeting.

     A shareholder using the enclosed Proxy may vote for or against any or all of the nominees. IF THE PROXY CARD IS PROPERLY EXECUTED BUT UNMARKED, IT WILL BE VOTED FOR ALL OF THE NOMINEES. The six nominees receiving the highest number of votes cast at the meeting shall be elected, provided that a quorum is present. Each of the nominees has consented to be named as a nominee in the Proxy Statement. The Trustees have no reason to believe that any of the nominees will become unavailable for election as a Trustee, but if that should occur before the Meeting, proxies will be voted for persons recommended by the Trustees, in the discretion of the individuals holding the proxies.


                                                                          Funds (Shares   As a
                                                                          Beneficially    Percentage
                                     Position                             Owned)          of Named Fund
Name (Age)                           Principal Occupations                2/16/96         2/16/96
-----------------------------------  -----------------------------------  ------------    ----------

H. Garrett Thornburg, Jr. (50)       Trustee, Chairman and President of    Value Fund
<FN1>                                Company since its inception in 1987.  377,943 <FN2>     47.99%
119 East Marcy Street, Suite 202     Director, Chairman (since January
Santa Fe, NM  87501                  of 1987) and Treasurer of Thornburg
                                     Limited Term Municipal Fund, Inc.     New Mexico
                                     (a mutual fund investing in certain   Muni Fund
                                     municipal securities) since its       413,983 <FN3>      4.07%
                                     inception in 1984; Chairman and
                                     Director of Thornburg Mortgage        Limited Term
                                     Advisory Corporation since its        Income Fund
                                     formation in 1989; Chairman and        81,841 <FN4>      3.85%
                                     Director of Thornburg Mortgage
                                     Asset Corporation (real estate
                                     investment trust) since its
                                     formation in 1993; Executive Vice
                                     President of Daily Tax Free Income
                                     Fund, Inc. (mutual fund) since its
                                     formation in 1982 and a Director
                                     from 1982 to June 1993.

David A. Ater (49)                   Trustee since 1995.
Post Office Box 1052                 Principal in Ater & Ater Associates
Santa Fe, NM  87504                  Santa Fe, NM (developer, planner
                                     and broker of residential and
                                     commercial real estate) since 1990;
                                     owner, developer and broker for
                                     various real estate projects;
                                     Director of Thornburg Mortgage Asset
                                     Corporation (real estate investment
                                     trust) since 1994.

J. Burchenal Ault (69)               Trustee of Company since its
119 East Marcy Street, Suite 202     inception in 1987.  Independent
Santa Fe, NM  87501                  Fund Raising Counsel, May 1986
                                     to Present; Trustee, Woodrow Wilson
                                     International Center for Scholars;
                                     Provost, St. John's College, Santa
                                     Fe, NM, from 1986 through May 1991;
                                     Director of Thornburg Limited Term
                                     Municipal Fund, Inc. since its
                                     formation in 1984; Director of Farrar,
                                     Strauss & Giroux (publishers) since
                                     1968.

Brian J. McMahon (40) <FN1>          Vice President and Assistant         Intermediate
119 East Marcy Street, Suite 202     Secretary of Company since           Muni Fund
Santa Fe, NM  87501                  its inception in 1987.                 12,660            <FN8>
                                     President (since January 1987),      New Mexico
                                     Thornburg Limited Term Municipal     Muni Fund
                                     Fund, Inc.; Managing Director of       39,840 <FN5>      <FN8>
                                     TMC since December 1984.             Limited Term
                                                                          Income Fund
                                                                            81,841 <FN6>      3.85%
                                                                          Value Fund
                                                                           140,536 <FN7>     17.85%

Forrest S. Smith (64)                Trustee of Company since
2006 Botulph Road                    its inception in 1987.
Santa Fe, NM  87501                  Attorney in private practice, Santa
                                     Fe, NM; shareholder, Catron, Catron
                                     & Sawtell (law firm), Santa Fe, NM,
                                     1988 to present.

James W. Weyhrauch (36)              Executive Vice President and
                                     Director, Nambe' Mills, Inc.
                                     (manufacturer), Santa Fe,
                                     New Mexico, 1986 to present.

<FN1>  "Interested persons" of the Company as defined in the Investment
       Company Act of 1940 because of their positions with TMC.

<FN2>  Total includes 110,566 shares owned by the Thornburg Management
       Company, Inc. Profit Sharing Plan (as to which Mr. Thornburg is a trustee and holds shared voting and investment powers) and 84,095 shares owned by Thornburg Management Company, Inc.

<FN3>  Total includes 220,513 shares owned by Thornburg Management Company,
       Inc. and 67,389 shares owned by Thornburg Securities Corporation.

<FN4>  Total includes 81,841 shares owned by Thornburg Management Company,
       Inc. Profit Sharing Plan, as to which Mr. Thornburg is a trustee and holds shared voting and investment powers.

<FN5>  Total includes 17,360 shares owned by Thornburg Descendants Trust, as to which Mr. McMahon is a trustee and holds shared voting and investment powers.

<FN6>  Total includes 81,841 shares owned by Thornburg Management Company,
       Inc. Profit Sharing Plan, as to which Mr. McMahon is a trustee and holds shared voting and investment powers.

<FN7>  Total includes 27,928 shares owned by Thornburg Descendants Trust, as to which Mr. McMahon is a trustee and holds shared voting and investment powers, and 110,566 shares owned by the Thornburg Management Company, Inc. Profit Sharing Plan, as to which Mr. McMahon is a trustee and holds shared voting and investment powers.

<FN8>  Less than one percent.



     The Trustees held four meetings during the fiscal year ended
September 30, 1995. It is expected that the Trustees will continue to meet at least four times a year at regularly scheduled meetings. Each incumbent
Trustee attended all of the scheduled meetings of Trustees in the last full fiscal year except Mr. Ater, whose appointment did not become effective until 1995. Messrs. Ater, Ault and Smith serve on the Company's audit committee, which meets at least two times a year to consider accounting, audit, and other issues. The audit committee also serves as a nominating committee for the nomination of Trustees. Mr. Thornburg and Mr. McMahon, as Trustees affiliated with TMC, will serve without any compensation from the Company.
The Company currently pays each Trustee who is not an employee of TMC or an affiliated company a quarterly fee of $1,000 plus a fee of $500 for each meeting of the Trustees attended by the Trustee, pays an annual stipend of $1,000 to each Trustee who serves on the audit committee or any other committee the Trustees may establish, and reimburses Trustees for travel and out-of-pocket expenses incurred in connection with attending meetings. For the fiscal year ended September 30, 1995, the Company paid the following amounts as compensation to Trustees:

                                        Total Compensation
                         Aggregate      from Company and
          Trustee        Compensation   Related Mutual Funds
          -------        ------------   --------------------
          D. A. Ater     $4,000         $ 4,000
          J. B. Ault      5,000          10,500
          F. S. Smith     5,000           5,000

The Company does not pay retirement or pension benefits.

     The executive officers of the Trust other than those who also serve as Trustees or are nominees to serve as Trustees, are:


                                                                          Funds (Shares   As a
                                                                          Beneficially    percentage
                                     Position with Company;               Owned)          of named Fund
Name (Age)                           Principal Occupations                2/16/96         2/16/96
-----------------------------------  -----------------------------------  ------------    ----------

Steven J. Bohlin (36)                Vice President, Treasurer since      New Mexico
119 East Marcy Street, Suite 202     Company's inception in 1987.         Muni Fund
Santa Fe, NM  87501                  Vice President of Thornburg Limited     1,909            <FN5>
                                     Term Municipal Fund, Inc. (mutual
                                     fund) since November 1988 and
                                     Assistant Vice President from 1985
                                     to November 1988; Managing Director
                                     of TMC since December 1990 and Vice
                                     President since December 1988.

Dawn B. Shapland (48)                Secretary and                        New Mexico
119 East Marcy Street, Suite 202     Assistant Treasurer since            Muni Fund
Santa Fe, NM  87501                  Company's inception in 1987.            21,970 <FN1>     <FN5>
                                     Secretary, Thornburg Limited Term    Limited Term
                                     Municipal Fund, Inc. (mutual fund)   Income Fund
                                     since its formation in 1984; Vice       81,841 <FN2>     3.85%
                                     President, Daily Tax Free Income     Value Fund
                                     Fund, Inc. (mutual fund) since 1989;   158,174 <FN3>    20.09%
                                     Managing Director of TMC since 1985.

William Fries (56)                   Vice President since 1995.           Value Fund
119 East Marcy Street, Suite 202     Managing Director of TMC since May     26,585            3.38%
Santa Fe, NM  87501                  1995; Vice President of USAA
                                     Investment Management Company from
                                     1982 to 1995.

Ken Ziesenheim (41)                  Vice President since 1995.           New Mexico
119 East Marcy Street, Suite 202     Managing Director of TMC since       Muni Fund
Santa Fe, NM  87501                  1995; President of Thornburg           67,389 <FN4>      <FN5>
                                     Securities Corporation (principal    Intermediate
                                     underwriter of the Funds) since      Muni Fund
                                     1995; Senior Vice President of          10,347           <FN5>
                                     Financial Services, Raymond James &  Value Fund
                                     Associates, Inc. 1991 to 1995.            2,447          <FN5>

<FN1>  Total includes 17,360 shares owned by Thornburg Descendants Trust, as to which Ms. Shapland is a trustee and holds shared voting and investment powers.
<FN2>  Total includes 81,841 shares owned by the Thornburg Management
       Company, Inc. Profit Sharing Plan, as to which Ms. Shapland is a trustee and holds shared voting and investment powers.
<FN3>  Total includes 27,928 shares owned by Thornburg Descendants Trust, as to which Ms. Shapland is a trustee and holds shared voting and investment powers, and 110,566 shares owned by the Thornburg Management Company, Inc. Profit Sharing Plan, as to which Ms. Shapland is a trustee and holds shared voting and investment powers.
<FN4>  Total includes 67,389 shares owned by Thornburg Securities
       Corporation.
<FN5>  Less than one percent.


     The Trustees Recommend a Vote FOR all Nominees.

                                PROPOSAL 3
                   RATIFICATION OF INDEPENDENT AUDITORS

Description of Proposal

     The firm of McGladrey & Pullen, LLP, has been selected as independent auditors for the fiscal year ending September 30, 1996 by the Trustees of the Company. The ratification of the selection of independent auditors is to be voted on at the Meeting. It is not expected that a representative of the independent auditors will be present at the Meeting.

     For the fiscal year of the Company ended September 30, 1995, McGladrey & Pullen, LLP performed both audit and non-audit services for the Company. Audit services consisted of examinations of the Company's financial statements and review and consultation in connection with the filings with the Securities and Exchange Commission. Non-audit services consisted of preparation of the Company's federal and state income tax returns.

     The Board of Directors of the Company recommends a vote FOR Proposal 3.

                     ALLOCATION OF PORTFOLIO BROKERAGE

     Purchases and sales of portfolio securities by all of the Funds except for Thornburg Value Fund usually are principal transactions, in which portfolio securities are purchased directly from the issuer or from an underwriter or market maker. The Company does not pay brokerage commissions on such transactions. Any transaction for which a Fund pays a brokerage commission will be effected at the best price available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

     Allocation of transactions, including their frequency, to various dealers is determined by TMC in its best judgment and in a manner deemed to be in the best interest of shareholders of the Funds rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     The Funds may execute portfolio transactions with broker dealers who provide research and execution services to the Funds. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a Fund to pay such higher commissions, TMC must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or TMC's overall responsibilities to the Fund.
In reaching this determination, TMC will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation would be related to those services.

     TMC is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds or shares of other Thornburg funds to the extent permitted by law. TMC may use research services provided by and place agency transactions with Thornburg Securities Corporation (TSC) if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. TMC may allocate brokerage transactions to broker-dealers who have entered into arrangements with TMC under which the broker-dealer allocates a portion of the commissions paid by a Fund toward payment of the Fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     TMC also acts as investment adviser to Thornburg Limited Term Municipal Fund, Inc. and investment sub-adviser to Daily Tax Free Income Fund, Inc., both registered investment companies. Investment decisions for the Funds will be made independently from those for any other accounts or investment companies which may be or become managed by TMC or its affiliates. If, however, the Funds and other investment companies or accounts managed by TMC are contemporaneously engaged in the purchase or sale of the same security, the transaction may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Funds or the size of the position obtainable for the Funds. In addition, when purchases or sales of the same security of the Funds and for other investment companies managed by TMC occur contemporaneously, the purchase or sale may be aggregated in order to obtain any price advantages available to large denomination purchasers or sellers.

     No portfolio transactions were executed with TMC, or with TSC or any affiliate of TMC or TSC acting either as principal or as broker, during the fiscal year ended September 30, 1995.

                  SECURITIES OWNERSHIP OF CERTAIN PERSONS

     As of February 16, 1996 no person is known by the Company to own beneficially more than five percent of the shares of any Fund except as described under Proposal 2 and as indicated below.

                                                        Number    Percentage
Fund               Name and Address                     of Shares  of Fund
----------------   -----------------------------------  ---------  ---------
Intermediate New   Merrill Lynch Pierce Fenner & Smith    608,015    5.98%
Mexico Fund        Mutual Fund Operations
                   Post Office Box 45286
                   Jacksonville, Florida  32232

Intermediate       E. Good                                 93,955    6.04%
Florida Fund       Naples, Florida


                               OTHER MATTERS

     The Trustees know of no other matters to come before the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed proxy card to vote the shares represented by those proxies in accordance with their best judgment with respect to those matters.

                           SHAREHOLDER PROPOSALS

     Any shareholder proposals to be presented at the 1997 Annual Meeting of Shareholders, if such a meeting is held, must be received by the Company at its address stated above on or before October 31, 1996.


                                             By Order of the Trustees


                                             DAWN B. SHAPLAND
                                             Secretary

Santa Fe, New Mexico
    February 28, 1996

                                 EXHIBIT A

                                 RESTATED
                       INVESTMENT ADVISORY AGREEMENT
                        THORNBURG INVESTMENT TRUST
                     119 East Marcy Street, Suite 202
                        Santa Fe, New Mexico  87501



Thornburg Management Company, Inc.
119 East Marcy Street, Suite 202
Santa Fe, New Mexico  87501

Ladies and Gentlemen:

     We hereby confirm our agreement with you as follows:

     We are engaged in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Declaration of Trust, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of
1940 (the "Act") and the Securities Act of 1933, including the Prospectuses forming a part thereof (the "Registration Statement"), and in such manner and to such extent as may from time to time be authorized by our Trustees. We have furnished copies of the documents listed above and will furnish you such amendments thereto as may be made from time to time.

     We hereby employ you to manage the investment and reinvestment of the assets of our respective series and to perform related functions, and without limiting the generality of the foregoing, to provide the investment management services specified below.

     You will make decisions with respect to all purchases and sales of portfolio securities by the Company's respective series. To carry out such decisions, you are hereby authorized, as our agent and attorney in fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as our Company itself or its respective series might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

     You will report to our Trustees at each meeting thereof all changes in our series' portfolios since your prior report, and will also keep us apprised of important developments affecting our portfolios and, on your own initiative, will furnish to us from time to time such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our portfolios, the individual banks and other third parties from which securities have been purchased for inclusion in our portfolios, the activities in which the entities or the banks and other third parties engage, federal income tax policies applicable to our investments, or the conditions prevailing in the securities markets or the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we reasonably may request. In making such purchases and sales of our portfolio securities, you will bear in mind the policies set from time to time by our Trustees as well as the limitations imposed by our Declaration of Trust and by the provisions of the Internal
Revenue Code relating to regulated investment companies and the limitations contained in our Registration Statement.

     It is understood that you will from time to time employ or associate with yourself, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.
While this Agreement is in effect, you or persons affiliated with you, other than us ("your affiliates"), will provide persons satisfactory to our Trustees to be elected or appointed officers or employees of our Company.
These shall be a president, a secretary, a treasurer, and such additional officers and employees as may reasonably be necessary for the conduct of our business.

     We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses other than those expressly stated to be payable by you hereunder. Expenses payable by us shall include, but not be limited to: (a) brokerage and commission expenses, (b) federal, state or local taxes, including issue and transfer taxes incurred by or levied on us, (c) commitment fees, (d) interest charges on borrowings, (e) charges and expenses of our custodian, (f) charges and expenses of persons performing issuance, redemption, registrar, transfer and dividend disbursing functions for us, (g) telecommunication expenses,
(h) recurring and non-recurring legal and accounting expenses (including disbursements), (i) insurance premiums, (j) costs of organizing and maintaining our existence as a corporation, (k) compensation and travel expenses, including Trustees' fees, of any of our Trustees, officers or employees who are not your officers or officers of your affiliates (provided that such officers who serve as our Trustees will be reimbursed by us for travel and out-of-pocket expenses incurred in attending meetings), and costs of other personnel providing services to us, (l) costs of shareholders' services and portfolio valuation services, (m) costs of shareholders' reports, proxy solicitations, distribution of prospectuses to existing shareholders, and corporate meetings, (n) costs of personnel (other than your officers or officers of your affiliates) competent to perform administrative, clerical and shareholder relations functions, including travel expenses if necessarily related to shareholder relations functions, (o) costs of any reports to government agencies, (p) fees and expenses of registering our shares under the appropriate federal securities laws and of qualifying our shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of our shares and attendant upon renewals of, or amendments to, those registrations and qualifications,
(q) expenses of printing our prospectuses, (r) the cost of printing or engraving of certificates representing our shares, (s) postage,
(t) membership dues in any industry associations, (u) payment of the investment advisory fee provided for herein, and (v) all other charges and costs of our operation unless otherwise explicitly provided herein. Our obligation for the foregoing expenses is limited by your agreement to be responsible for any amount by which our operating expenses (excluding taxes, brokerage, interest and, to the extent permitted by applicable law, extraordinary expenses) accrued for any period during which this Agreement is in effect exceed an amount equal to, in the case of expenses accrued with respect to any of our fiscal years during which this Agreement is in effect, the limits prescribed by any state in which the Company's shares are qualified for sale.

     We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

     In consideration of the foregoing we will pay you a fee at the annual percentage rate of the daily average of the net assets of each series to which this Agreement is applicable, as set forth below:

Thornburg Limited Term
U.S. Government Fund
----------------------
                    Net Assets of Fund         Old Rate     New Rate
                    ------------------         --------     --------
                    0 to $1 billion               .50%        .375%
                    $1 billion to $2 billion      .45%        .325%
                    Over $2 billion               .40%        .275%

Thornburg Limited Term Income Fund;
Thornburg Intermediate Municipal Fund;
Thornburg New Mexico Intermediate Municipal Fund;
Thornburg Florida Intermediate Municipal Fund
-------------------------------------------------
                    Net Assets of Fund          Old Rate     New Rate
                    ------------------          --------     --------
                    0 to $500 million             .625%        .50%
                    $500 million to $1 billion    .575%        .45%
                    $1 billion to $1.5 billion    .525%        .40%
                    $1.5 billion to 2 billion     .475%        .35%
                    Over $2 billion               .400%        .275%

Thornburg Value Fund
--------------------
                    Net Assets of Fund          Old Rate     New Rate
                    ------------------          --------     --------
                    0 to $500 million            1.00%        .875%
                    $500 million to $1 billion    .95%        .825%
                    $1 billion to $1.5 billion    .90%        .775%
                    $1.5 billion to 2 billion     .85%        .725%
                    Over $2 billion               .80%        .675%

    Your fee will be accrued by us daily and will be payable in arrears on the last day of each calendar month for services performed hereunder during that month, together with any applicable gross receipts tax, sales tax, compensating tax, value added tax or similar exaction imposed by any federal, state or local government, but the taxes on the fee will be limited to 10% of the fee. Any reimbursement of our expenses, to which we may become entitled pursuant to the third paragraph preceding, will be paid to us at the end of the month for which those expenses are accrued, at the same time as we pay you your fee for that month.

     This Restated Agreement will become effective and supersede the existing
Investment Advisory Agreement as to each series on the date of its execution after approval by the majority vote of holders of the outstanding voting securities (as defined in the Act) of the series of this Company, shall continue in effect for one year from the date of execution hereof and thereafter for successive twelve-month periods, provided that such continuation is specifically approved at least annually by our Trustees or by a majority vote of the holders of our outstanding voting securities (as defined in the Act) and, in either case, by a majority of those of our Trustees who are neither a party to this Agreement nor, other than by their service as Trustees of our Company, interested persons, as defined in the Act, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This Agreement may be terminated at any time as to any series, without the payment of any penalty, by vote of a majority of the outstanding voting securities of that series, as defined in the Act, or by a vote of a majority of our Trustees, on sixty days' written notice to you, or by you on sixty days' written notice to us.

     This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer," "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

     Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees who may also be a Trustee, officer or employee of ours, or of a person affiliated with us, as defined in the Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

     This Agreement applies to the series of the Company specified herein.
This Agreement may by agreement be made applicable to one or more other series. This Agreement will in all events apply separately to each series to which it relates and will be severable in all respects. Consequently, this Agreement may be modified, continued or terminated as to any series without affecting any other series. A determination by any court or agency having jurisdiction that any provision of this Agreement is invalid or unenforceable will not affect the validity of the other provisions of this Agreement.

     If the foregoing is in accordance with your understanding, you will kindly so indicate by signing and returning to us the enclosed copy hereof.

                                   Very truly yours,

                                   THORNBURG INVESTMENT TRUST

                                   By:________________________________
                                      BRIAN J. McMAHON, Vice President


ACCEPTED:_________________________, 1996

THORNBURG MANAGEMENT COMPANY, INC.

By:____________________________________
   H. GARRETT THORNBURG, JR., President


                                 EXHIBIT B

                     ADMINISTRATIVE SERVICES AGREEMENT


     THIS AGREEMENT is made as of the _____ day of ______________, 1996 by and between THORNBURG INVESTMENT TRUST, a Massachusetts business trust (the
"Company"), in respect of Thornburg Limited Term U.S. Government Fund,
Thornburg Limited Term Income Fund, Thornburg Intermediate Municipal Fund,
Thornburg New Mexico Intermediate Municipal Fund, Thornburg Florida
Intermediate Municipal Fund and Thornburg Value Fund, series of the Company
(collectively, the "Funds"), and THORNBURG MANAGEMENT COMPANY, INC., a
Delaware corporation ("Thornburg").

                                 Recitals

     The Company engages in business as an open-end management investment company and is registered under the Investment Company Act of 1940, as amended (the "1940 Act").

     The Company seeks to obtain described administrative services from Thornburg for the class or classes of the Funds' shares hereinafter specified.

     Thornburg seeks to be retained to perform services in accordance with this Agreement.

     This Agreement has been approved by a vote of the Trustees of the Company, including a majority of the Trustees who are not interested persons of the Company, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of this Agreement (sometimes the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on this Agreement.

                                 Agreement

     NOW THEREFORE, the Company hereby enters into this Agreement with Thornburg, and the parties provide and agree as follows:

     Subject to the continuing supervision of the Trustees, the Company hereby retains and appoints Thornburg as its agent to perform certain administrative services and engage in activities beyond those specifically required by the investment advisory agreement between the Company and Thornburg, and to provide related services. The activities and services to be provided by Thornburg hereunder shall include shareholder communication and informational functions, share accounting, asset, income and expense bookkeeping and accounting, performance of clerical, regulatory and office functions associated with share and shareholder accounting and administration, and such other related or similar administrative functions as the Company and Thornburg may from time to time agree. Thornburg or its affiliates will also provide persons who shall not be officers or officers of Thornburg's affiliates, to render such clerical, accounting, shareholder-related and other office services to the Company as the Company may from time to time request of Thornburg. These personnel may be employees of Thornburg or its affiliates. Thornburg also will furnish to the Company without charge such administrative and management supervision and assistance and such office facilities as Thornburg believes appropriate or as the Company may reasonably request.

     The Company will pay for the services described in the preceding
Paragraph, on a monthly basis, and shall pay Thornburg monthly, a fee computed at an annual rate of up to .125 of 1% of the average daily net assets attributable to each class of shares to which this Agreement applies from time to time, together with any applicable gross receipts tax, sales tax, value-added tax, compensating tax or similar exaction imposed by any federal, state or local government, but the aggregate of those taxes will not exceed 10% of the basic fee. In addition, the Company will pay Thornburg for the cost of personnel provided in accordance with the preceding Paragraph to provide the described clerical, accounting, shareholder-related and other office services requested by the Company. Thornburg and the Company agree and acknowledge that the Company will pay expenses payable by the Company in accordance with the investment advisory agreement between the Company and Thornburg.

     The Company and Thornburg shall provide to the Company's Trustees, at such intervals as the Trustees may request, a written report of all amounts expended by the Company pursuant to this Agreement. Thornburg shall provide to the Trustees upon request such information as may reasonably be required for the Trustees to review the continuing appropriateness of this Agreement.

         This Agreement will become effective as to a Fund or a class upon execution after its approval by vote of at least a majority of the outstanding shares of the Fund or a class of a Fund, and shall continue in effect for a period of one year from the date of that approval unless terminated as provided below. Thereafter, the Agreement will continue in effect from year to year, provided that continuance is approved at least annually by a vote of the Trustees, including a majority of the Disinterested
Trustees, cast in person at a meeting called for the purpose of voting on the continuance. This Agreement may be terminated as to a class of shares of a Fund at any time, without penalty, by the vote of a majority of the Disinterested Trustees or by the vote of a majority of the outstanding shares of the class. The Company may discontinue Thornburg's services under this Agreement and name another service provider, or Thornburg may assign this Agreement or delegate part or all of its obligations hereunder (to a related or unrelated party) upon a vote of a majority of the Disinterested Trustees or a vote of the holders of a majority of a class's outstanding shares, without any penalty, upon 60 days written notice to Thornburg. Thornburg may terminate its services under this Agreement upon 60 days written notice to the Company.

     All material amendments to this Agreement must be approved by the vote of the Trustees, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the amendment.

         This Agreement applies to those classes of shares of the Funds of the Company specified in the preamble to this Agreement. The parties acknowledge and agree that this Agreement may from time to time be made applicable to one or more Funds and one or more classes of shares of those Funds, but that the Agreement applies separately to each class of shares and each Fund and is severable in all respects. Consequently, the Agreement may be modified, continued or terminated as to one class of shares of a Fund or a Fund without affecting any other class of shares of that Fund or any other
Fund.

     The Company will preserve in an easily accessible place copies of this Agreement and all reports made pursuant to this Agreement, together with minutes of all Trustees' meetings at which the adoption, amendment or continuance of this Agreement were considered (describing the factors considered and the basis for decision), for a period of not less than 6 years from the date of this Agreement.

     8. This Agreement will be construed in accordance with the laws of the State of New Mexico and applicable provisions of the 1940 Act. To the extent the applicable law of the State of New Mexico or any provisions herein conflict with the applicable provisions of the 1940 Act, the latter will control. If any provision of this Agreement is determined by a court or governmental agency having jurisdiction to be invalid or unenforceable, the balance of this Agreement shall remain in full force and effect. If any provision of this Agreement is determined by any court or agency having jurisdiction to be invalid or unenforceable, the balance of this Agreement will remain in full force and effect.

     The Company will not hold Thornburg liable for any act or failure to act hereunder in the absence of TMC's willful misfeasance, bad faith or gross negligence, or its reckless disregard of its obligations hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in Santa Fe, New Mexico.

                              THORNBURG INVESTMENT TRUST
                              (Thornburg Limited Term U.S. Government Fund;
                               Thornburg Limited Term Income Fund;
                               Thornburg Intermediate Municipal Fund;
                               Thornburg New Mexico Intermediate Municipal
                                Fund;
                               Thornburg Florida Intermediate Municipal Fund;
                               Thornburg Value Fund)

                              By:_____________________________________

                              THORNBURG MANAGEMENT COMPANY, INC.


                              By:_____________________________________

                                                            DEFINITIVE COPY
                        THORNBURG INVESTMENT TRUST
                                   PROXY
                                    for
                      SPECIAL MEETING OF SHAREHOLDERS
                Thornburg Limited Term U.S. Government Fund
    Thornburg Limited Term Municipal Fund California Portfolio
                               April 16, 1995
----------------------------------------------------------------------------
                   WE NEED YOUR VOTE BEFORE APRIL 16, 1996
----------------------------------------------------------------------------
Your vote is important and, as a shareholder, you are asked to be at the
Special Meeting either in person or by proxy.  If you are unable to attend the Meeting in person, we urge you to complete, sign, date, and return this proxy card using the enclosed postage prepaid envelope.  Your prompt return of the proxy will help assure a quorum at the Meeting and avoid additional expenses to your Fund associated with further solicitation.  Sending in your proxy will not prevent you from personally voting your shares at the Meeting and you may revoke your proxy by advising the Secretary of the Funds in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.
----------------------------------------------------------------------------
             THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES
----------------------------------------------------------------------------
The undersigned hereby constitutes and appoints Brian J. McMahon, Dawn
B. Shapland and Steven J. Bohlin as proxies, each with power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of stock of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at
119 East Marcy Street, Suite 202, Santa Fe, New Mexico  87501, on April 16,
1996, at 9:30 a.m., local time, and any adjournments thereof, with respect to the matters set forth below and described in the Notice of Special
Meeting and Proxy Statement dated February ___, 1996, receipt of which is hereby acknowledged.
----------------------------------------------------------------------------
This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS
PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS AND IN THE DISCRETION OF THE
PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
Please indicate by filling in the appropriate box below, as shown, using
blue or black ink or dark pencil.  Do not use red ink.    <darkened box>
----------------------------------------------------------------------------
1.  To restate the Investment Advisory Agreement and adopt an Administrative
    Services Agreement.
    FOR   <box>                 AGAINST   <box>           ABSTAIN  <box>

2.  Election of Trustees.
    FOR all nominees listed  <box>             WITHHOLD AUTHORITY  <box>
                                               to vote for all nominees
                                               listed below
    INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE,
    STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW
         H. Garrett Thornburg, Jr.      Brian J. McMahon
         J. Burchenal Ault              Forrest S. Smith
         David A. Ater                  James W. Weyhrauch

3.  To ratify the appointment of McGladrey & Pullen, LLP as independent auditors.
    FOR   <box>                 AGAINST   <box>           ABSTAIN  <box>

<3.5 inch x 2.5 inch box for                 Date___________________________
 shareholder information>
                                        NOTE:  Please sign exactly as your
                                        name appears on this Proxy.  If joint
                                        owners, either owner may sign this
                                        Proxy.  When signing as attorney,
                                        executor, administrator, trustee,
                                        guardian or corporate officer, please
                                        give your full title.
                                             _______________________________
                                             Signature
                                             _______________________________
                                             Title (if applicable)


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